UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Meredith Corporation presented at the 11th Annual Morgan Stanley Media and Communications Conference on May 23, 2006. Chief Operating Officer Stephen M. Lacy and Vice President Meredith Interactive Media Lauren J. Wiener discussed company developments and then they and Chief Financial Officer Suku V. Radia responded to questions. The text of the presentation is attached as an exhibit. A live webcast of the conference is accessible to the public on the Company's website, meredith.com. The webcast will remain there through May 30, 2006.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

	99	Text of presentation at the 11th Annual Morgan Stanley Media and Communications Conference on May 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Suku V. Radia

Suku V. Radia Vice President - Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	May 23, 2006

Index to Exhibits

Exhibit Number	Item

99	Text of presentation at the 11th Annual Morgan Stanley Media and Communications Conference on May 23, 2006.

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